UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2020

UNIVERSAL HEALTH REALTY INCOME TRUST

(Exact name of Registrant as Specified in Its Charter)

Maryland	1-9321	23-6858580
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Universal Corporate Center 367 South Gulph Road King of Prussia, Pennsylvania		19406
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (610) 265-0688

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of beneficial interest, $0.01 par value	UHT	New York Stock Exchange

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on March 27, 2018, Universal Health Realty Income Trust (the “Trust”) entered into a credit agreement with a syndicate of lenders and Wells Fargo Bank, National Association, as Administrative Agent, Bank of America, N.A., as Syndication Agent and Fifth Third Bank, JPMorgan Chase Bank, N.A. and SUNTRUST Bank as Co-Documentation Agents (the “Credit Agreement”). The Credit Agreement provides  for a revolving credit facility in an aggregate principal amount of $300 million, including a $40 million sublimit for the issuance of standby letters of credit and a $30 million sublimit for Swingline loans. Borrowings under the facility are guaranteed by certain subsidiaries of the Trust and  are secured by first priority security interests in and liens on equity interests in certain of the Trust’s wholly-owned subsidiaries. On June 5, 2020, the Trust, certain subsidiaries of the Trust listed therein, the Administrative Agent and the required lenders under the Credit Agreement entered into the first amendment (the “First Amendment”) to the Credit Agreement, pursuant to which, among other things, an additional tranche of revolving credit commitments in the amount of $50,000,000, designated as the “Revolving B Facility,” was established, thereby increasing the aggregate revolving credit commitment under the Credit Agreement to $ 350,000,000.

Borrowings under the new Revolving B Facility will bear interest annually at a rate equal to, at the Trust’s option, either LIBOR (for one, two, three, or six months) (subject to certain restrictions therein) or the Base Rate (as defined below), plus, in either case, a specified margin depending on the Trust’s total leverage ratio, as determined by the formula set forth in the Credit Agreement. The applicable margin ranges from 1.85% to 2.10% for LIBOR loans and .85% to 1.10% for Base Rate loans. The initial applicable margin is 1.95% for LIBOR loans and .95% for Base Rate loans. The Credit Agreement defines “Base Rate” as the greatest of (a) the Administrative Agent’s prime rate, (b) the federal funds effective rate plus 1/2 of 1% and (c) one month LIBOR plus 1%. The Trust will also pay a quarterly facility fee ranging from 0.15% to 0.35% (depending on the Trust’s total leverage ratio) on the aggregate principal amount of the Revolving B Facility.

The remainder of the revolving credit commitments provided under the Credit Agreement that were in effect prior to giving effect to the First Amendment, has been designated as the “Revolving A Facility,” and borrowings under the Revolving A Facility will continue to bear interest annually at a rate equal to, at the Trust’s option, either LIBOR (for one, two, three, or six months) (subject to certain restrictions therein) or the Base Rate (), plus, in either case, a specified margin depending on the Trust’s total leverage ratio, as determined by the formula set forth in the Credit Agreement. The applicable margin ranges from 1.10% to 1.35% for LIBOR loans and .10% to .35% for Base Rate loans. The current applicable margin is 1.20% for LIBOR loans and .20% for Base Rate loans. The Credit Agreement defines “Base Rate” as the greatest of (a) the Administrative Agent’s prime rate, (b) the federal funds effective rate plus 1/2 of 1% and (c) one month LIBOR plus 1%. The Trust will also pay a quarterly facility fee ranging from 0.15% to 0.35% (depending on the Trust’s total leverage ratio) on the aggregate principal amount of the Tranche A Facility of the Credit Agreement.

In connection with the execution of the First Amendment, the Trust paid an upfront fee for the lenders under the Revolving B Facility equal to 0.25% of the Revolving B Facility, as well as modification fees and certain customary fees and expenses of Administrative Agent in connection with the First Amendment.

The foregoing description of the First Amendment and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the First Amendment, which is attached as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in “Item 1.01 — Entry into a Material Definitive Agreement” is hereby incorporated into this Item 2.03 by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 3, 2020, Universal Health Realty Income Trust (the “Trust”) held its 2020 Annual Meeting of Stockholders.  Due to the unprecedented public health impact of the novel coronavirus (COVID-19) outbreak, and to support the health and well-being of our communities, employees, stockholders and other stakeholders, this year’s Annual Meeting of Stockholders was conducted completely virtually via a live audio webcast.

At the Annual Meeting, the Trust’s stockholders: (i) voted to elect two Class I members of the Board of Trustees for three-year terms scheduled to expire at the Trust’s 2023 Annual Meeting of Stockholders; (ii) voted in favor of the nonbinding advisory vote on named executive officer compensation; (iii) voted to approve an amendment to the Trust’s Amended and Restated 2007 Restricted Stock Plan, and; (iv) voted to ratify the selection of KPMG LLP, as the Trust’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

The final voting results were as follows:

Proposal No. 1: Election of Trustees:

	Alan B. Miller	Robert F. McCadden
Votes cast in favor	9,130,213	9,267,712
Votes withheld	358,700	221,201
Non votes	2,336,992	2,336,992

Proposal No. 2: The nonbinding advisory vote on named executive officer compensation:

Votes cast in favor	8,747,081
Votes cast against	676,811
Votes abstained	65,022
Non votes	2,336,992

Proposal No. 3: Approval of the amendment to the Amended and Restated 2007 Restricted Stock Plan:

Votes cast in favor	9,196,945
Votes cast against	237,989
Votes abstained	53,979
Non votes	2,336,992

Proposal No. 4: Ratification of the selection of KPMG, LLP, as the Trust’s independent registered public accounting firm for the fiscal year ending December 31, 2020:

Votes cast in favor	11,552,784
Votes cast against	231,734
Votes abstained	41,387
Non votes	0

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
10.1

First Amendment, dated as of June 5, 2020 to Credit Agreement, dated as of March 27, 2018 between Universal Health Realty Income Trust, certain subsidiaries of Universal Health Realty Income Trust, certain banks and financial institutions from time to time party thereto, and Wells Fargo Bank, National Association, as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Exhibit Index

Exhibit Number	Description
10.1	First Amendment, dated as of June 5, 2020 to Credit Agreement, dated as of March 27, 2018 between Universal Health Realty Income Trust, certain subsidiaries of Universal Health Realty Income Trust, certain banks and financial institutions from time to time party thereto, and Wells Fargo Bank, National Association, as administrative agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL HEALTH REALTY INCOME TRUST

Date: June 5, 2020	By:	/s/ Charles F. Boyle
	Name:	Charles F. Boyle
	Title:	Vice President and Chief Financial Officer